Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 124,574.10
Total Fee Amount	124,574.10
Total Transaction Valuation	813,677,998.00
Total Offset Amount	0.00
Net Fee	$ 0.00